UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2013

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	16-1486454 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 25, 2013, Sotherly Hotels Inc., formerly MHI Hospitality Corporation (the “Company”), issued a press release (the “Press Release”) announcing that its operating partnership, Sotherly Hotels LP, a Delaware limited partnership (the “Operating Partnership”), has priced an underwritten public offering of $24.0 million of 8.0% senior unsecured notes due 2018 (the “Notes”). In addition, the Operating Partnership has granted the underwriters a 30-day option to purchase up to an additional $3.6 million aggregate principal amount of the Notes solely to cover over-allotments, if any, at the public offering price, less underwriting discounts and commissions. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8-K and the attached press release shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Securities and Exchange Commission (“SEC”) has declared a registration statement (File No. 333-189821) (including a prospectus) relating to the Notes effective. This offering is being made solely by means of a prospectus. A copy of the final prospectus for the offering will be filed with the SEC. Prospective investors should read the registration statement (including the prospectus), the final prospectus relating to the offering (when available) and the other documents the Operating Partnership has filed with the SEC for more complete information about the Operating Partnership and this offering. Investors may obtain these documents without charge by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus can be obtained from Sandler O’Neill + Partners, L.P. at 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: Prospectus Department, or by calling toll-free 1-866-805-4128, or by email at syndicate@sandleroneill.com.

Item 9.01	Financial Statements and Exhibits.

(a) Exhibits

99.1	Press Release of Sotherly Hotels Inc. dated September 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2013

SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims Chief Executive Officer

Exhibit List

99.1	Press Release of Sotherly Hotels Inc. dated September 25, 2013.